SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
(the "Fund")

Supplement Dated December 13, 2019
to the Class A Prospectus (the "Prospectus") and to the Statement of Additional Information (the "SAI"),
each dated September 30, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and the SAI and should be read in conjunction with the Prospectus and the SAI.

The Prospectus and the SAI are hereby amended and supplemented to reflect the following change to the Fund.

Change in Portfolio Management of the Small Cap Fund

Effective immediately, William Blair Investment Management, LLC no longer serves as a sub-adviser to the Small Cap Fund. As such, all references to William Blair Investment Management, LLC are hereby deleted from the Prospectus and the SAI.

There are no other changes to the Prospectus and the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1252 (12/19)